                                                                   Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                              PECO Energy Company

  Offer to Exchange $250,000,000 5.95% First and Refunding Mortgage Bonds due
             2011 registered under the Securities Act of 1933 for All Outstanding Unregistered $250,000,000 5.95% First and Refunding Mortgage
                                Bonds due 2011

   This form or one substantially equivalent hereto must be used to accept the Exchange Offer of PECO Energy Company (the "Company") made pursuant to the
prospectus, dated July      , 2002 (the "Prospectus") and the enclosed Letter
of Transmittal (the "Letter of Transmittal") if certificates for Original Bonds of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all
required documents to reach the Exchange Agent prior to      P.M., Eastern
Standard time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Wachovia Bank, National Association (the "Exchange Agent") as set forth below. In addition, in order to use the guaranteed delivery procedure to tender Original Bonds pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the
Exchange Agent prior to      P.M., Eastern Standard time, on the Expiration
Date. Capitalized terms not defined herein are defined in the Prospectus or the Letter of Transmittal.

      The Exchange Offer will Expire at      P.M., Eastern Standard Time
              on      , 2002 unless Extended (Such Date and Time,
                As it may be Extended, the "Expiration Date").
                 Tenders May be Withdrawn Prior to      P.M.,
                Eastern Standard Time, on the Expiration Date.

                              The Exchange Agent:
                      WACHOVIA BANK, NATIONAL ASSOCIATION

  By Hand or Overnight
        Courier:           By Facsimile Transmission:   Confirm by Telephone:
 Wachovia Bank, National    Wachovia Bank, National    Wachovia Bank, National
       Association                Association                Association
   PECO Energy Company      Attention: Marsha Rice     Attention: Marsha Rice
    Corporate Actions
       Department               (704) 590-7628             (704) 590-7413
 1525 West W. T. Harris
       Blvd., 3C3
   Charlotte, NC 28262
 Attention: Marsha Rice

   Delivery of this instrument to an address other than as set forth above, or transmission of instruction via facsimile other than as set forth above, will not constitute a valid delivery.

   This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed to by Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

   Upon the terms and conditions set forth in the Prospectus and the accompanying Letters of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Bonds set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer" section of the Prospectus.

   The undersigned understands that tenders of Original Bonds will be accepted only in authorized denominations. The undersigned understands that tenders of Original Bonds pursuant to the Exchange Offer may not be withdrawn after p.m., Eastern Standard time on the Expiration Date. Tenders of Original Bonds may be withdrawn if the Exchange offer is terminated or as otherwise provided in the Prospectus.

   All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

Principal Amount of Original Bonds        If Original Bonds will be delivered
  Tendered*                               by book-entry transfer, provide
                                          account number

__________________________________        _____________________________________

$ ________________________________        Account Number ______________________

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*  Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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

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                               PLEASE SIGN HERE


x   ----------------------------------------------     ------------------------

x   ----------------------------------------------     ------------------------
    Signature(s) of Owner(s) or authorized Signatory             Date

     Area Code and Telephone Number:_________________________________________

     Must be signed by the holder(s) of Original Bonds as the name(s) of such holder(s) appear(s) on the certificate(s) for the Original Bonds or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, offer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and furnish evidence of his or her authority as provided in this Letter of Transmittal.

                      Please print name(s) and address(es)

  Name(s):___________________________________________________________________
          ___________________________________________________________________
          ___________________________________________________________________
  Capacity:__________________________________________________________________
  Addresses(es):_____________________________________________________________
              _______________________________________________________________
              _______________________________________________________________

                                    GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, or a commercial bank trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees that timely confirmation of the book-entry transfer of Original Bonds in the principal amount to be transferred into the Exchange Agent's account at Wachovia Bank, National Association pursuant to the procedures set forth in "The Exchange Offer section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within five business days after the Expiration Date.

  Authorized Signature:______________________________________________________

  Name:______________________________________________________________________
                                 (Please Print)

  Title:_____________________________________________________________________

  Name of Firm:______________________________________________________________

  Address:___________________________________________________________________
                               (Include Zip Code)

  Area Code and Telephone Number:____________________________________________

  Dated: __________________________________ , 2002

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